FUTURE ADVANCE PROMISSORY NOTED (Adjustable Rate)

U.S. $6,000,000.00 March 26, 2013

FOR VALUE RECEIVED, the undersigned, 734 CITRUS HOLDINGS, LLC, a Florida limited liability company, 734 LMC GROVES, LLC, a Florida limited liability company, 734 CO-OP GROVES, LLC, a Florida limited liability company, 734 BLP GROVES, LLC, a Florida limited liability company, and 734 HARVEST, LLC, a Florida limited liability company, being collectively referred to as the "Borrower" (and unless otherwise provided the term "Borrower" shall apply to each of said four limited liability companies both separately and collectively), jointly and severally, promise to pay to the order of PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, a Delaware limited liability company, its successors and assigns ("Holder") the principal sum of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00),or whatever lesser sum may be outstanding, including any advances which may hereafter be made hereunder from time to time prior to maturity, together with interest thereon, from date of disbursement until the Maturity Date, at the initial interest rate of three and three hundredths (3.03%) percent per annum, which initial interest rate is subject to adjustment as provided below (as used herein, the term "Note Rate" means said contract rate of interest as so adjusted from time to time in the manner provided herein). This Future Advance Promissory Note D ("Promissory Note"), is a future advance under Section 1.03 of the Original Instrument, as hereinafter defined, and is a revolving line of credit loan (the "Loan D"). The outstanding principal balance of such revolving loan may, from time to time, increase and decrease and may be repaid and re• borrowed as provided in this Promissory Note, but shall never, at any one time, exceed the sum of Six Million and No/100 Dollars ($6,000,000.00). Borrower's right to re-borrow expires the earlier of an Event of Default under any of the Loan Documents and the Maturity Date, unless there is a renewal of this Promissory Note, with Holder having no obligation to renew the same . Capitalized terms used herein without definition shall have the meanings ascribed to them in the Instrument, as defined herein.

The principal and interest of this Promissory Note are to be paid as follows:

(i) semi-annual payments of accrued interest only on the principal balance remaining outstanding, from time to time, beginning on the first (l ") day of June, 2013 and continuing on the first (I") day of each December and June thereafter [subject to interest rate adjustments resulting from change(s) in the interest rate for this Promissory Note, as described below]; and

(ii) the entire then remaining outstanding balance of all principal and accrued interest thereon shall be due and payable, in full, on the first (I") day of July, 2018 (the "Maturity Date").

The Note Rate shall be adjusted quarterly commencing June 1, 2013 and continuing on the first (I") day of each September, December, March and June thereafter (each, a "Interest Rate Change Date"), by adding a margin of two hundred seventy-five basis points (2.75%) (said percentage, as changed in the manner provided herein, is referred to as the "Margin') to the Index, as defined herein. The index (the "Index") is the Three Month London Interbank Offered Rate ("Three Month Libor Rate") as the Three Month London Interbank Offered Rate is reported on the tenth (10th) day of the month preceding each Interest Rate Change Date by The Wall Street Journal in its daily listing of money rates and rounding the resulting rate to the next higher one-hundredth (e.g., a 3.05 Three Month Libor Rate plus the Margin of 275 basis points [3.05 + 2.75 =3.013] to be rounded up to an effective adjusted Note Rate of 3.02%). If a Three Month Libor Rate is not reported on the tenth (10th)day of the month preceding the Initial Interest Rate Determination Date or quarterly Interest Rate Change Date, the Three Month Libor Rate reported on the first (1st) Business Day preceding the tenth (10th) day of the month will be used. If this Index is no longer available, Holder will seek a new Index, which is based upon comparable information.

For the term of this Promissory Note, there will be an Unused Fee payable on each annual anniversary of the date of this Promissory Note within twenty (20) days of the invoicing thereof by the Holder to Borrower. The Unused Fee shall be calculated by Holder on each such annual anniversary date of this Promissory Note by multiplying ten hundredths percent (0.10%)

by the difference between (i) $6,000,000.00 and (ii) the average daily unpaid principal balance of the Loan (calculated by adding the unpaid daily principal balance of the Loan for each day during the preceding annual period and dividing the sum thereof by the number of days in said preceding annual period). By way of example assuming that on an annual anniversary date of this Promissory Note, there are 365 days in the prior annual period and on 182 of those days the unpaid principal balance of the Loan is $4,000,000.00 and on 183 of those days the unpaid principal balance of the Loan is $3,500,000.00. The average daily unpaid principal balance of the Loan for said prior annual period would be $3,749,315.07 (182 days times $4,000,000.00 plus 183 days times $3,500,000.00 divided by 365 days) and the difference between $6,000,000.00 and the said $3,749,315.07 average daily unpaid principal balance would be $2,250,684.93 with the Unused Fee for said period being $2,250.68 ($2,250,684.93 times 0.10%).

Unless otherwise provided by law, all payments made by Borrower will be applied first to any costs and expenses incurred by Holder in enforcing or collecting this Promissory Note, including reasonable attorney fees, and then to any advances and expenditures made by Holder to protect its interests under this Promissory Note, the Instrument or any other document given to secure Borrower's payment of this indebtedness. Any remaining amounts will then be applied to interest due with the balance, if any, to be applied on account of principal.

Interest under this Promissory Note shall be computed on the basis of a 360-day year for the actual number of days in the applicable period.

Post closing advances and paydowns under this Promissory Note shall be in accordance with the following requirements: (i) all advances and paydowns shall be completed via wire transfer with Borrower to provide Holder written wire transfer instructions before any such advance and with Holder to provide Borrower written wire transfer instructions before any such paydown; (ii) there shall be no more than two (2) advances in any calendar month commencing from the date of this instrument except that Borrower may request up to four (4) additional advances per each calendar year commencing with the date of this Promissory Note; (iii) the minimum advance and principal paydown amount shall be $250,000.00; (iv) advances after the date of Promissory Note shall be for operating needs of the Borrower; (v) advances after the date of this Promissory Note shall require a written request by Borrower to Holder to be received by Holder at least two (2) Business Days before the date of the requested advance; (vi) there shall be an unlimited number of principal paydowns provided Borrower furnishes Holder written notice thereof received by Holder at least two (2) Business Days before the date of the subject principal paydown and (vii) there be no default under the Loan Documents at the time of each advance which has not been cured by Borrower; and upon the occurrence of an Event of Default, Holder may terminate Borrower's right to future advances under this Promissory Note by written notice to Borrower.

All payments under this Promissory Note shall be made, without offset or deduction, (a) in lawful money of the United States of America at the office of Holder or at such other place (and in the manner) Holder may specify by written notice to Borrower, (b) in immediately available federal funds by federal wire transfer, and (c) if received by Holder prior to 2 P.M. local time in the place so designated by Holder for payments under this Promissory Note, shall be credited on that day, or, if received by Holder on or after 2 P .M. local time in the place so designated by Holder for payments under this Promissory Note, shall, at Holder's option, be credited on the next Business Day. If any payment due date falls on a day which is not a Business Day, then the payment due date shall be deemed to have fallen on the next succeeding Business Day. The term "Business Day" shall mean each Monday through Friday except for days in which commercial banks are not authorized to open or are required by law to close in the State in which the place designated by Holder for payments under this Promissory Note is located.

Both principal and interest shall be payable in lawful money of the United States of America by federal wire transfer unless directed by Holder in writing to be otherwise forwarded to Prudential Asset Resources, Inc. Mortgage Loan Servicing, 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201 or such other place as the Holder hereof may, from time to time, designate in writing.

In the event that any payment of principal and/or interest due under this Promissory Note should not be fully made by the fifth (5th) day following the due date thereof, then:

(A). A late charge of $0.05 for each ($1.00) Dollar of such payment shall automatically become due to the Holder of this Promissory Note and be secured by the Instrument. This charge shall be in addition to all other rights and remedies available to the Holder of this Promissory Note upon the occurrence of a default under the Promissory Note or any other Loan Document (as hereinafter defined); and

(B). The Holder of this Promissory Note shall have the right, upon written notice to Borrower, to increase the rate of interest per annum on the entire principal balance of this Promissory Note then outstanding, from the Note Rate to the Default Rate (as hereinafter defined) and, upon said notice and unless Borrower shall pay to Holder the amount of such overdue payment together with the late charge assessed thereon within three (3) Business Days of Borrower's receipt of said notice (which receipt shall be conclusively presumed to have occurred on the third (3rd) Business Day following the date such notice was placed in the mail with the United States Postal Service or on the date of actual delivery if delivered personally or by private carrier/messenger service), such increase to the Default Rate shall remain in force and effect for so long as such default shall continue or the Holder otherwise agrees. The Default Rate shall also apply to any judgment obtained with respect to the Obligations and/or any Loan Document from the date such judgment becomes due and owing under a final and non-appealable order until the amount of such judgment is paid in full.

As used herein, the term "Default Rate" is defined as the lesser of (i) the maximum rate allowed by applicable law or (ii) the per annum rate equal to the Note Rate plus five percent (5%).

The Borrower severally waives presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Promissory Note, notice of intention to accelerate and notice of acceleration of the maturity of this Promissory Note, protest and notice of protest, diligence in collecting and the bringing of suit against any other party and said Borrower agrees to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity, all without in any way affecting the liability of Borrower under this Promissory Note.

Should this Promissory Note be signed by more than one person and/or firm and/or corporation, all of the obligations herein contained shall be considered joint and several obligations of each signer hereof.

This Promissory Note evidences Borrower's unconditional obligation to repay the indebtedness described herein. That certain Mortgage and Security Agreement dated December
31, 2012 by Borrower to Holder (the "Original Instrument") executed in seven counterparts, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4872, Page 2431, in the Public Records of Collier, County, Florida, one counterpart of which was recorded on January 3, 2013 as Instrument Number 201325000089, in the Public Records of Hardee, County, Florida, one counterpart of which was recorded on January 4, 2013 in Official Records Book 856, Page 1833, in the Public Records of Hendry County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2359, Page 1500, in the Public Records of Highlands, County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2622, Page 1255, in the Public Records of Martin, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4375, Page 689, in the Public Records of Osceola County, Florida and one counterpart of which was recorded on January 3, 2013 in Official Records Book 08841, Page 0130, in the Public Records of Polk County, Florida, encumbering property located in said counties secures Notes A, Band C, as defined below, and on even date herewith, is being modified to also secure this Promissory Note on a pari passu basis with Notes A, B and C as to Collateral under the Original Mortgage, as so modified, such modification being by a Modification of Mortgage and Security Agreement and Modification of Other Loan Documents between Borrower and Holder (the "2013 Modification"), executed in multiple counterparts, one of which is to be recorded in the Public Records of Collier, Hardee, Hendry, Highlands, Martin, Osceola and Polk Counties, Florida (said Original Instrument as modified by said 2013 Modification, is herein referred to as the "Instrument"). Unless otherwise stated herein, this Promissory Note is to be construed according to the laws of the State of Florida. This Promissory Note may be declared due (accelerated) at the option of the Holder hereof prior to its expressed maturity date for an Event of Default, as defined in the Instrument, and after the expiration of applicable grace and notice periods therein. In the event of such acceleration, all of the then remaining principal and interest, shall become at once due and payable without further notice, demand or presentment for payment.

It is the intent of the Holder of this Promissory Note and the Borrower in the execution of this Promissory Note, the Loan Documents and all other instruments now or hereafter securing this Promissory Note to contract in strict compliance with all applicable laws and, in particular, with applicable usury law. In furtherance thereof, the said Holder and the Borrower stipulate and agree that none of the terms and provisions contained in this Promissory Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law for the use, forbearance or detention of money or to pay any other amount not permitted by law. Neither the Borrower nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Promissory Note shall ever be required to pay interest on this Promissory Note at a rate in excess of the maximum interest that may be lawfully charged or to make any other payment(s) not permitted under applicable law. The provisions of this paragraph shall control over all other provisions of this Promissory Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The Holder of this Promissory Note expressly disavows any intention to charge any amount not permitted by law or to collect excessive, unearned interest or finance charges under this Promissory Note, or in the event the maturity of this Promissory Note is accelerated. If the maturity of this Promissory Note shall be accelerated, for any reason, or if the principal of this Promissory Note is paid prior to the end of the term of this Promissory Note and, as a result thereof, the interest or any other charge received for the actual period of existence of the loan evidenced by this Promissory Note exceeds the applicable maximum lawful rate for such interest or other charge, the Holder of this Promissory Note shall, at its option, either refund to the Borrower the amount of such excess or credit the amount of such excess against the principal balance of this Promissory Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest or other charge. In the event that any Holder of this Promissory Note shall collect monies which are deemed to constitute interest which would increase the effective interest rate on this Promissory Note to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the lawful rate shall, upon such determination, at the option of the Holder of this Promissory Note be either immediately returned to the Borrower or credited against the principal balance of this Promissory Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Promissory Note the Borrower acknowledge(s) that Borrower believe(s) the loan evidenced by this Promissory Note to be non-usurious and agrees that if, at any time, the Borrower should have reason to believe that such loan is in fact usurious or any other charge exceeds that permitted by applicable law, Borrower will give the Holder of this Promissory Note notice of such condition and the Borrower agree(s) that said Holder shall have thirty (30) days in which to make appropriate refund or other adjustment in order to correct such condition, if in fact such exists. The term "applicable law" as used in this Promissory Note shall mean the laws of the State Florida, as such laws now exist or may be changed or amended or come into effect in the future.

Should the indebtedness represented by this Promissory Note or any part thereof be enforced or collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Promissory Note is placed in the hands of attorneys for collection after default, and expiration of all applicable grace and notice periods, the Borrower agrees to pay to the Holder of this Promissory Note, in addition to the principal and interest due and payable hereon and to the full extent permitted by law, all reasonable attorneys' fees and reasonable costs of collection. For purposes of this paragraph "costs of collection" shall be deemed to include (by way of example and not by limitation), among other reasonable costs, all reasonable costs incurred in securing and protecting any of the real property or personal property described in the Loan Documents and Holder's interest therein, together with all reasonable fees and expenses charged by the attorneys engaged by Holder for collection purposes.

Any forbearance, failure or delay by Holder in exercising any right, power or remedy provided herein or in the Loan Documents or provided by law shall not preclude a further or subsequent exercise thereof or constitute a waiver of default by Borrower and every such right, power or remedy of Holder shall continue in full force and effect unless such right, power and remedy and each such default or breach by Borrower is separately and specifically waived by Holder in writing.

If any clause, term or provision of this Promissory Note or any of the Loan Documents is held to be unenforceable by a court of competent jurisdiction, said clause, term, provision so held to be unenforceable shall be stricken and all the remaining portions of this Promissory Note and/or the Loan Documents shall remain in full force and effect.

Borrower and all persons or entities holding any legal or beneficial interest whatsoever in Borrower or any security for this Promissory Note are not included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services or any kind to, or otherwise associated with any of the persons or entities referred to or described in Executive Order 13224 - Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended. It shall constitute an Event of Default hereunder and under the Instrument securing this instrument if the foregoing representation and warranty shall ever become false.

Neither Borrower, nor any persons holding any legal or beneficial interest whatsoever in any collateral given by Borrower to secure this Promissory Note shall, at any time during the term of the loan evidenced by this Promissory Note, be described in, covered by or specially designated pursuant to or be affiliated with any persons described in, covered by or specially designated pursuant to Executive Order 13224, as amended, or any similar list issued by the Office of Foreign Assets Control ("OFAC") or any other department or agency of the United States of America. Notwithstanding the foregoing, Borrower hereby confirm(s) that if he/she//they/it become(s) aware or receives any notice of any violation of the foregoing covenant and agreement (an "OFAC Violation") Borrower will immediately (i) give notice to Holder of such OFAC Violation, and (ii) comply with all Laws applicable to such OFAC Violation, including, without limitation, Executive Order 13224; the International Emergency Economic Powers Act 50 U.S.C. Sections 1701-06; the Iraqi Sanctions Act, Pub. L. 101-513,104 Stat. 2047-55; the United Nations Participation Act, 22 U.S.C. Section 287c; the Antiterrorism and Effective Death Penalty Act, (enacting 8 U.S.C. Section 219, 18 U.S.C. Section 2332d, and 18 U.S.C. Section 2339b); the International Security and Development Cooperation Act, 22 U.S.C. Section 2349 aa-9; the Terrorism Sanctions Regulations, 31 C.F.R. Part 595; the Terrorism List Governments Sanctions Regulations, 31. C.F.R Part 596; and the Foreign Terrorist Organizations Sanctions Regulations, 31 C.F.R. Part 597 (collectively, the "Anti-Terrorism Regulations") and Borrower hereby authorize(s) and consent(s) to Holder's taking any and all reasonable steps Holder deems necessary, in its sole discretion, to comply with all Laws applicable to any such OFAC Violation, including the requirements of the Anti• Terrorism Regulations. Notwithstanding anything to the contrary in this Section, Borrower shall not be deemed to be in violation of the covenants and agreements set forth in the first sentence of this Section if Borrower timely comply(ies) with all requirements imposed by the foregoing sentence and all requirements of the Anti-Terrorism Regulations and all other applicable Laws relating to such OFAC Violation.

Borrower acknowledge(s),represent(s) and warrant(s) to Holder that:

(a) the primary purpose for the within loan is business and investment (and not for personal, family or household purposes); and

(b) none of the proceeds to be distributed under this Promissory Note will be used to acquire (or refinance the acquisition price of) real property or personal property which was or is to be used as a primary residence of Borrower or any other party to any of the Loan Documents.

Without limiting the right of Holder to bring any action or proceeding against the undersigned or its property arising out of or relating to the Obligations, as defined in the Instrument, (an "Action") in the courts of other jurisdictions to the extent necessary to satisfy jurisdiction and venue requirements as to Borrower (the "Jurisdiction and Venue Exception"), Holder and Borrower hereby irrevocably submit to the jurisdiction of any state court in Florida having jurisdiction over any cause of action set forth in the Action for any county in which any part of the Premises is located even if located in more than one county and regardless of whether such counties are contiguous or in any United States District Court for the district including any said counties where the Premises are located. Further, subject to the Jurisdiction and Venue Exception, Holder and Borrower hereby irrevocably agree that any Action may be heard and determined in any of such state court or in any such federal district court as the sole and exclusive courts and venue for any such Action. Holder, subject to the Jurisdiction and Venue Exception, and Borrower hereby irrevocably waive, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in such jurisdiction. Holder, subject to the Jurisdiction and Venue Exception, and Borrower hereby irrevocably agree that the summons and complaint or any other process in any Action in any jurisdiction may be served in any manner authorized by applicable law. Such service will be complete as provided under applicable law and the time to respond shall be governed by applicable law.

WAIVER OF JURY TRIAL. THE BORROWER, HOLDER AND ALL ENDORSERS, GUARANTORS AND SURETIES, TO THE FULL EXTENT PERMITTED BY LAW, DO HEREBY WAIVE AND COVENANT THAT EACH WILL NOT ASSERT, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS PROMISSORY NOTE, THE SUBJECT MATTER HEREOF, THE OTHER NOTES, THE INSTRUMENT OR ANY LOAN DOCUMENT(S) OR OTHER INSTRUMENT RELATING HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR IN TORT OR OTHERWISE.

[SIGNATURE BLOCKS ON SUBSEQUENT PAGES]

IN WITNESS WHEREOF, this Promissory Note has been executed as of the date first set forth above.

"BORROWER"

734 CITRUS HOLDINGS, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

As: Clayton G. Wilson, Chief Executive Officer

"BORROWER"

734 LMC GROVES, LLC, a Florida limited liability company

By: /s/ Thomas B. Powers
(Signed Name)

Its: Thomas Brian Powers, Manager

"BORROWER"

734 CO-OP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Clayton G. Wilson, Manager

"BORROWER"

734 BLP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Clayton G. Wilson, Manager

"BORROWER"

734 HARVEST, LLC, a Florida limited liability company

By: /s/ Jerry L. Brewer
(Signed Name)

Its: Jerry L. Brewer, Manager

Florida documentary stamp tax
in the amount of$119,000 calculated on
the $34,000,000.00 total of the Other Loans were paid on the counterpart of the Original Instrument recorded January 3, 2012, in Official Records Book 4375, Page 689, Public Records of Osceola County Florida and Florida documentary stamp tax in the amount of $21,000.00 calculated
on the $6,000,000.00 face amount of this Promissory
Note is being paid on the counterpart of the
2013 Modification, being recorded in the Public Records of Osceola County, Florida around the date of this Promissory Note.

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson as the Chief Executive Officer of 734 CITRUS HOLDINGS, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of March, 2013.

/s/ Katherine Lake
Signature of Notary Public)

Katherine Lake
(Printed Name of Notary Public)

My commission expires:     11/30/13

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Thomas Brian Powers, the manger of 734 LMC GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of March, 2013.

/s/ Katherine Lake
Signature of Notary Public)

Katherine Lake
(Printed Name of Notary Public)

My commission expires:     11/30/13

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson, the manger of 734 CO-OP GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of March, 2013.

/s/ Katherine Lake
Signature of Notary Public)

Katherine Lake
(Printed Name of Notary Public)

My commission expires:     11/30/13

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson, the manger of 734 BLP GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of March, 2013.

/s/ Katherine Lake
Signature of Notary Public)

Katherine Lake
(Printed Name of Notary Public)

My commission expires:     11/30/13

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Jerry L. Brewer, the manger of 734 HARVEST, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of March, 2013.

/s/ Katherine Lake
Signature of Notary Public)

Katherine Lake
(Printed Name of Notary Public)

My commission expires:     11/30/13

[NOTARY SEAL]